UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 28, 2009
THE CHUBB CORPORATION

(Exact name of registrant as specified in its charter)

New Jersey	1-8661	13-2595722

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 Mountain View Road, Warren, New Jersey	07059

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (908) 903-2000
Not Applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On April 28, 2009, the shareholders of The Chubb Corporation (Chubb) approved the adoption of The Chubb Corporation Long-Term Incentive Plan (2009 Stock Plan) at Chubb’s annual meeting of shareholders. The terms of the 2009 Stock Plan are set forth in Chubb’s definitive proxy statement filed with the Securities and Exchange Commission on March 19, 2009 (2009 Proxy Statement) under the heading “Proposal 2 — Adoption of The Chubb Corporation Long-Term Incentive Plan (2009),” as supplemented by Chubb’s additional definitive proxy materials filed with the Securities and Exchange Commission on April 15, 2009 (2009 Additional Proxy Materials) under the heading “Amendment to The Chubb Corporation Long-Term Incentive Plan (2009).” The description of the 2009 Stock Plan set forth in the 2009 Proxy Statement, as supplemented by the 2009 Additional Proxy Materials, is qualified in its entirety by reference to the complete text of the 2009 Stock Plan.
Item 8.01 Other Events.
The annual meeting of shareholders of Chubb was held on April 28, 2009. Matters submitted to shareholders at the meeting and the voting results thereof were as follows:
Election of Directors. The shareholders of Chubb elected each of the director nominees proposed by Chubb’s Board of Directors to serve until his or her successor is duly elected and qualified. The following is a breakdown of the voting results:

DIRECTOR	VOTES FOR	VOTES AGAINST

Zoë Baird	295,819,145	3,631,538
Sheila P. Burke	294,072,920	5,377,763
James I. Cash, Jr.	293,375,222	6,075,461
Joel J. Cohen	295,031,326	4,419,357
John D. Finnegan	295,147,336	4,303,347
Klaus J. Mangold	297,987,875	1,462,808
Martin G. McGuinn	296,658,443	2,792,240
Lawrence M. Small	295,708,353	3,742,330
Jess Soderberg	298,746,613	704,070
Daniel E. Somers	296,645,008	2,805,675
Karen Hastie Williams	291,793,258	7,657,425
James M. Zimmerman	296,991,014	2,459,669
Alfred W. Zollar	296,493,058	2,957,625
Adoption of The Chubb Corporation Long-Term Incentive Plan (2009). The shareholders of Chubb approved the adoption of the 2009 Stock Plan. The following is a breakdown of the voting results:

VOTES FOR	VOTES AGAINST	ABSTAIN
206,433,128	62,504,320	309,831

Appointment of Ernst & Young LLP as Independent Auditor. The shareholders of Chubb ratified the appointment of Ernst & Young LLP as Chubb’s independent auditor. The following is a breakdown of the voting results:

VOTES FOR	VOTES AGAINST	ABSTAIN
296,689,557	2,633,656	127,470

Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.
10.1	The Chubb Corporation Long-Term Incentive Plan (2009) incorporated by reference to Exhibit 99.1 of the registrant’s registration statement on Form S-8 filed on April 28, 2009 (File No. 333-158841).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE CHUBB CORPORATION
Date: April 28, 2009	By:	/s/ W. Andrew Macan
		Name:	W. Andrew Macan
		Title:	Vice President and Secretary

EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K
FILED ON April 28, 2009

Exhibit No.	Description

10.1	The Chubb Corporation Long-Term Incentive Plan (2009) incorporated by reference to Exhibit 99.1 of the registrant’s registration statement on Form S-8 filed on April 28, 2009 (File No. 333-158841).